As filed with the Securities and Exchange Commission on December 8, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, TX 75240-2650
(Address of principal executive offices) (Zip code)

Gary B. Wood
1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, TX 75240-2650
(Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2008

Date of reporting period: 09/30/2008

 Item 1. Reports to Stockholders.

A NO-LOAD
MUTUAL FUND

ANNUAL REPORT
Dated September 30, 2008

November 1, 2008

Dear Shareholders,

We are pleased to present the Annual report of Concorde Funds, Inc. for the fiscal year ended September 30, 2008.

Concorde Value Fund

Concorde Investment Management, the adviser for Concorde Funds, Inc., has consistently applied a value investment strategy to the management of the Concorde Value Fund since its inception. The strategy, which historically has had the characteristics of lower volatility and defensiveness, fell victim to the extraordinary global financial markets turmoil during the past fiscal year. The opaqueness of the underlying causes of that turmoil caught the investment community by surprise and remains difficult to understand, as demonstrated by the struggles of governments and experts around the world to design and execute appropriate responses. The striking uniformity of declines shown below, without regard for sector or index, clearly indicates that there is a disconnect between the operating companies’ intrinsic values and stock market prices. The declines have been without distinction for underlying fundamentals.

		Annualized*	Annualized*
	Full Fiscal Year*	3 Years Ending	5 Years Ending
	Oct 2007-Sept 2008	Sept 2008	Sept 2008
Concorde Value Fund	-22.98%	-1.66%	4.24%
S&P 500	-21.98%	0.22%	5.17%
Russell 2000 Total Return	-14.48%	1.83%	8.15%
Russell 3000 Value Total Return	-22.70%	0.24%	7.29%
Lipper Multi-Cap Value	-25.26%	-2.23%	4.88%
NASDAQ National Composite	-22.00%	-0.37%	3.57%

* Source – Morningstar, Inc.; US Bancorp Fund Services, LLC

After incurring several sharp but brief selling waves during the fiscal year, the equity market plunged during September, the last month of the year, in the most severe of recent selloffs.  For the Fund, this period was especially harsh on capital goods and industrial stocks which have been significant holdings in recent years.  The Fund’s holdings in these sectors were particularly hard hit as the market began to anticipate a deeper and possibly longer economic slowdown.  During this transformation in market perception holdings such as General Electric, Illinois Tool Works, Terex, Textron, MacQuarie Infrastructure and First Industrial Realty lost significant value.  Textron and First Industrial in particular have materially reduced near term earnings guidance, adding to short term selling pressure.  United Parcel Service dropped as the slowing worldwide economy was correctly interpreted as diminishing their volume outlook.  Diebold shares dropped as United Technologies dropped an all cash takeover offer of $40 per share.  Diebold management had fought this attempt although we believe it to be reasonable in the current environment and approximated our estimate of intrinsic value.

On a brighter note, the two sectors to generate positive total returns for the year were energy and pharmaceuticals.  The fund realized profits by selling partial positions in the two largest energy holdings, Devon Energy and Cimarex Energy, during the year and this group also began to weaken at year end as energy prices rolled over near year end.  We still hold meaningful positions in these stocks along with new holding Conoco Phillips and believe they represent good long term values even at today’s lower commodity prices.  In pharmaceuticals, the Fund’s long term core holding, Johnson & Johnson, held up well as it is being perceived as a defensive holding during the current uncertainty.  We agree with this outlook as Johnson & Johnson has continued to report good corporate results and is now the fund’s largest holding.

Financial stocks, which have been at the epicenter of the market turmoil, have been a relatively light sector weighting yet still contributed to the negative returns for the year.  The last shares of Lehman Brothers, a long time holding, were sold in early May at greater than $40 per share.  Although this price level was lower than the beginning of the year, the decision to sell was based on the outlook of much reduced earnings potential with the anticipated increased regulation and less leveraged balance sheet that would have impacted the company if it had survived the extreme panic that ultimately brought its failure.  We did not anticipate this dramatic outcome in the short run but are glad our analysis led to the sale of the position at a profit.  In addition, the Fund had trimmed Lehman holdings multiple times over the past five years, at meaningful profits in order to maintain a reasonable position size.  Two other financial holdings, Bank of New York Mellon and Delphi Financial Group, dropped significantly with the market.  We believe both are strong businesses in niche financial sectors and have been oversold relative to both near and long term prospects.  Bank of New York Mellon is primarily a fee based business focusing on corporate and trust custodial and processing services and is not subject to many of the risks other commercial banks currently hold.  Delphi Financial participates in niche insurance products for the small and medium business markets and should only feel modest impact from a weaker economy.  The stocks of both of these companies appear to reflect a much worse outlook than even our updated, weaker vision.  The remaining financial holding in the Fund, CIT Group, was bought well into the current year at a significant discount to the recent highs as this longstanding specialty commercial lender appears to have recognized most of its problem asset areas related to the mortgage and student lending divisions and has secured reasonable access to funding for the near future.  We believe they are in a position to expand their market share and continue to serve existing customers in a world where many lenders may have limited capacity.  Although contributing a loss by year end, the initial CIT position is a small one that we may add to as their situation and the credit crisis evolves into a more stable environment.

Among the sectors which had losses that were lower than the Fund as a whole were the media, retailing, healthcare equipment and software groups.  Comcast and Walt Disney Company held up the best among the media holdings as their earnings and cash flow are relatively strong and their offerings appear to be more immune to an economic slowdown.  CBS Corp., which was sold later in the year, began to feel the impact of its heavy reliance on advertising and the stock was hit significantly.  Live Nation, a new holding, contributed to a gain in the media sector by year end as their evolving business model began to be understood better by the investment community.  We believe the long term potential is great for this integrated live music entertainment business, although an extended slowdown will test the loyalty of consumers, both domestic and international.

Quest Diagnostics, the large lab testing company, is the only healthcare equipment holding and contributed a modest loss between initial purchase and year end.  We believe the stock is significantly undervalued and business should do well in almost any economic cycle.  Lowe’s Companies stock has held up relatively well during the year despite the continuing housing weakness and consumer concern.  We bought initial positions after the stock had fallen from the recent market highs and believe that the upside is significant for the long term even with another year or two of lackluster results.  The company continues to be quite profitable and generates significant cash flow even as expansion has slowed the last two years.  Software and services, a relatively large sector holding, generated single digit losses for the year, fairly equally divided among Microsoft, Fiserv and Oracle.  Reported business results for all of these companies have held up well so far in this economic cycle and we believe represent core services to the commercial and consumer markets that they serve.  The current sell off represents an opportunity to add to all of these stocks for long term investors and Microsoft in particular appears to be buying its own stock in the market, benefiting existing shareholders.

In summary, the Value Fund intends to use this period of aberration between the underlying values of high quality companies and stock market pricing, due to the recent indiscriminate sell-off, to acquire companies with exceptional differences between a more thoughtful assessment of the long term intrinsic value and the prices of the stocks in the markets. The value investment strategy is based on the fundamental tenet that markets often miss the correct valuations of companies due to normal misunderstandings of business prospects for a company. Rarely, however, are markets so driven by fear and uncertainty, as they appear to be now, that so many of the very best publicly traded companies are collectively incorrectly priced for the long term.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Value Fund.

Best regards,

Gary B. Wood, Ph.D.
President

Concorde Value Fund
Performance Comparison
9/30/2008 Value of $10,000 Invested on 9/30/1998

AVERAGE ANNUAL TOTAL RETURN
1 Year	(22.98%)
3 Years	(1.66%)
5 Years	4.24%
10 Years	4.82%

NOTE:
The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.  This index attempts to accurately capture the performance of the universe of small capitalization common stocks.  The Russell 3000 Value Index measures the performance of the Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.  The S&P 500 consists of 500 selected stocks, most of which are listed on the New York Stock Exchange.  It is a widely recognized unmanaged index of stock prices.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Portfolio Holdings by Sector at September 30, 2008

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of September 30, 2008.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

September 30, 2008
	Shares or
	Principal		Percent of
	Amount	Value	Net Assets
COMMON STOCKS - 90.25%

CAPITAL GOODS
CAE, Inc. (b)	40,700	$327,228	2.32%
General Electric Co.	17,500	446,250	3.16
Illinois Tool Works, Inc.	10,000	444,500	3.15
Terex Corp. (a)	14,500	442,540	3.14
Textron, Inc.	14,800	433,344	3.07
		2,093,862	14.84
COMMERCIAL SERVICES & SUPPLIES
Waste Management, Inc.	12,000	377,880	2.68

CONSUMER DURABLES & APPAREL
Hanesbrands, Inc. (a)	19,200	417,600	2.96

DIVERSIFIED FINANCIALS
Bank of New York Mellon Corp.	14,987	488,276	3.46
CIT Group, Inc.	40,000	278,400	1.97
		766,676	5.43
ENERGY
Cimarex Energy Co.	7,000	342,370	2.42
ConocoPhillips	3,000	219,750	1.56
Devon Energy Corp.	4,500	410,400	2.91
		972,520	6.89
HEALTH CARE EQUIPMENT & SERVICES
Quest Diagnostics	12,000	620,040	4.39

INSURANCE
Delphi Financial Group	15,000	420,600	2.98

MEDIA
Comcast Corp. - Special A	24,000	473,280	3.35
Live Nation, Inc. (a)	38,000	618,260	4.38
The Walt Disney Co.	19,000	583,110	4.13
		1,674,650	11.86
PHARMACEUTICALS & BIOTECHNOLOGY
Johnson & Johnson	10,000	692,800	4.91

REAL ESTATE
First Industrial Realty Trust, Inc.	12,000	344,160	2.44

RETAILING
Lowe's Cos., Inc.	20,000	473,800	3.36
Office Depot, Inc. (a)	18,000	104,760	0.74
		578,560	4.10

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2008
	Shares or
	Principal		Percent of
	Amount	Value	Net Assets
COMMON STOCKS - 90.25% (continued)

SOFTWARE & SERVICES
Fiserv, Inc. (a)	9,500	$449,540	3.18%
Microsoft Corp.	20,000	533,800	3.78
Oracle Corp. (a)	25,000	507,750	3.60
		1,491,090	10.56
TECHNOLOGY HARDWARE & EQUIPMENT
Agilent Technologies, Inc. (a)	16,500	489,390	3.47
Dell, Inc. (a)	18,000	296,640	2.10
Diebold, Inc.	12,000	397,320	2.82
EMC Corp. (a)	32,500	388,700	2.75
		1,572,050	11.14
TRANSPORTATION
Macquarie Infrastructure Company, LLC	9,000	118,890	0.84
United Parcel Service, Inc.	9,500	597,455	4.23
		716,345	5.07
TOTAL COMMON STOCKS (Cost $11,597,541)		12,738,833	90.25

SHORT TERM INVESTMENTS - 9.91%

INVESTMENT COMPANIES
Federated Cash Trust Money Market, 0.36%	$275,417	275,417	1.95

VARIABLE RATE DEMAND NOTES (c)
American Family Demand Note, 4.943%	323,063	323,063	2.30
U.S. Bank, N.A., 3.676%	400,000	400,000	2.83
Wisconsin Corporate Central Credit Union, 4.99%	400,000	400,000	2.83
		1,123,063	7.96
TOTAL SHORT TERM INVESTMENTS (Cost $1,398,480)		1,398,480	9.91
Total Investments (Cost $12,996,021) - 100.16%		14,137,313	100.16
Liabilities in Excess of Other Assets - (0.16)%		(22,045)	(0.16)
NET ASSETS - 100.00%		$14,115,268	100.00%

Notes:
(a)	Presently non-income producing.
(b)	Foreign issued security listed directly on a U.S. securities exchange.
(c)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate change periodically on specified dates. The rate listed are as of September 30, 2008.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

ASSETS
Investments in securities, at value (cost $12,996,021)	$14,137,313
Receivables
Investment securities sold	181,309
Dividends	22,238
Interest	1,811
Other assets	7,063
TOTAL ASSETS	14,349,734

LIABILITIES
Payable for investment securities purchased	187,755
Investment advisory fee payable	11,146
Accrued expenses	35,565
TOTAL LIABILITIES	234,466

NET ASSETS	$14,115,268
Composition of Net Assets:
Net capital paid in on shares of capital stock	$12,284,556
Undistributed net realized gains	689,420
Net unrealized appreciation	1,141,292

NET ASSETS	$14,115,268
Capital shares outstanding	1,108,101

Net asset value, offering price and redemption price per share	$12.74

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS

Year Ended September 30, 2008

Investment income
Dividends (net of foreign taxes withheld of $459)	$252,679
Interest	26,675
Total investment income	279,354

Expenses
Investment advisory fees (Note 4)	151,647
Administration fees	31,808
Professional fees	23,589
Fund accounting fees	23,545
Transfer agent fees	16,508
Printing, postage and delivery	12,034
Custodian fees	5,824
Other expenses	4,833
Directors fees	2,507
Federal and state registration fees	1,708
Total expenses	274,003
NET INVESTMENT INCOME	5,351

REALIZED GAIN AND UNREALIZED
DEPRECIATION FROM INVESTMENTS
Net realized gain on investments in securities	713,145
Net decrease in unrealized appreciation on investments in securities	(4,947,877)
NET LOSS FROM INVESTMENTS	(4,234,732)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,229,381)

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2008	Sept. 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,351	$38,065
Net realized gain on investments	713,145	1,881,082
Net change in unrealized appreciation of investments	(4,947,877)	54,447
Net increase (decrease) in net assets resulting from operations	(4,229,381)	1,973,594

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(142,986)
Net realized gains on investments	(1,790,056)	(1,352,929)
Total distributions to shareholders	(1,790,056)	(1,495,915)

CAPITAL SHARE TRANSACTIONS — NET	1,162,969	608,151
Total increase (decrease) in net assets	(4,856,468)	1,085,830

NET ASSETS
Beginning of year	18,971,736	17,885,906
End of year (including accumulated net investment
income of $0 and $0, respectively)	$14,115,268	$18,971,736

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	Year ended September 30,
	2008	2007	2006	2005	2004
PER SHARE DATA(1):
Net asset value, beginning of year	$18.39	$17.94	$17.06	$15.66	$14.07
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.04	0.09	(0.11)	(0.12)
Net realized and unrealized
gain (loss) on investments	(3.88)	1.93	1.71	2.34	1.94
Total income (loss) from
investment operations	(3.87)	1.97	1.80	2.23	1.82
Less distributions:
Distributions from net
investment income	—	(0.15)	—	—	—
Distributions from net realized gains	(1.78)	(1.37)	(0.92)	(0.83)	(0.23)
Total distributions	(1.78)	(1.52)	(0.92)	(0.83)	(0.23)
Net asset value, end of year	$12.74	$18.39	$17.94	$17.06	$15.66

TOTAL RETURN	(22.98)%	11.24%	11.00%	14.50%	13.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$14,115	$18,972	$17,886	$16,622	$14,778
Ratio of expenses to average net assets	1.62%	1.60%	1.61%	2.12%	2.08%
Ratio of net investment income (loss)
to average net assets	0.03%	0.20%	0.54%	(0.69%)	(0.76%)
Portfolio turnover rate	34%	29%	31%	22%	35%

(1)	Per share information has been calculated using the average number of shares outstanding.

The accompanying notes are an integral part of these financial highlights.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS
Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF SECURITIES

Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services.  Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities.

OPTION WRITING

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES

The Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes.  The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  For the year ended September 30, 2008, the Fund decreased accumulated net investment income by $5,351 and increased undistributed net realized gains by $5,351.  These reclassifications have no effect on net assets, results of operations or net asset value per share.  The permanent differences primarily relate to reclasses of distributions.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

DIVIDENDS AND DISTRIBUTIONS

Distributions to shareholders, which are determined in accordance of income tax regulations, are recorded on the ex-date.  The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute substantially all of its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

Effective March 30, 2008, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdiction for the Fund include Federal.  As of September 30, 2008, open Federal tax years include the tax years ended September 30, 2005 through 2007.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for the fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles for the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of September 30, 2008, the Fund does not believe the adoption of SFAS No.157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s net assets and results of operations.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Note 2 – Capital Share Transactions

As of September 30, 2008, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund's series and the remaining balance is unallocated for future use. As of September 30, 2008, capital paid-in aggregated $12,284,556.

Transactions in shares of capital stock for the year ended September 30, 2008 and September 30, 2007 were as follows:

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
	Shares	Amount	Shares	Amount
Shares sold	28,938	$420,676	22,605	$416,631
Shares issued in reinvestment of dividends	112,300	1,790,056	83,852	1,495,915
	141,238	2,210,732	106,457	1,912,546
Shares redeemed	(64,870)	(1,047,763)	(71,844)	(1,304,395)
Net increase	76,368	$1,162,969	34,613	$608,151

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 3 – Investment Transactions

Cost of purchases and proceeds from sales of investment securities aggregated $5,438,110 and $6,029,341, respectively, for common stock, and cost of purchases and proceeds from sales of short-term securities and U.S. government obligations aggregated $5,795,159 and $5,802,343, respectively, for the year ended September 30, 2008.  There were no differences between the financial reporting basis and the income tax basis in the cost or net unrealized appreciation or depreciation of the Fund’s investments as of September 30, 2008.  As of September 30, 2008 and September 30, 2007, respectively, the aggregate unrealized appreciation and depreciation of investment securities was as follows:

	September 30, 2008	September 30, 2007
Unrealized appreciation	$2,583,464	$6,261,386
Unrealized depreciation	(1,442,172)	(172,217)
Net unrealized appreciation	$1,141,292	$6,089,169

Note 4 – Investment Advisory Fees and Other Transactions with Affiliates

The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund’s investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund's investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.9% of the Fund's average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $151,647 for the year ended September 30, 2008, of which $11,146 was payable at September 30, 2008.

Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Federal Tax Information

At September 30, 2008, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$12,996,021
Gross tax unrealized appreciation	$2,583,464
Gross tax unrealized depreciation	(1,442,172)
Net tax unrealized appreciation	$1,141,292
Undistributed short-term capital gain	$82,269
Undistributed long-term capital gain	607,151
Total distributable earnings	$689,420
Other accumulated gains (losses)	$—
Total accumulated earnings (losses)	$1,830,712

There were no differences between the financial reporting basis and the income tax basis in the cost or the net unrealized appreciation of the Fund’s investments as of September 30, 2008.

A distribution to shareholders of $1.78 per share aggregating $1,790,056 was declared on December 12, 2007 from net realized gains from investment transactions.  The tax character of distributions paid during the year ended September 30, 2008 and September 30, 2007 was as follows:

	September 30, 2008	September 30, 2007
Distributions paid from:
Long-term capital gain	$1,790,056	$1,352,132
Ordinary income	—	143,783

The Fund will designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2008.

Note 6 – Federal Tax Distribution Information

The Fund has designated 0% of the dividends declared from net investment income during the year ended September 30, 2008, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2008, 0% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of
Concorde Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Concorde Value Fund portfolio of Concorde Funds, Inc., including the schedule of investments in securities, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Value Fund portfolio of Concorde Funds, Inc. as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRAD A. KINDER, CPA

Flower Mound, Texas
November 19, 2008

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS
Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2008 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room.

FUND EXPENSES (Unaudited)

As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the FUND does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* —
	Value – 4/1/08	Value – 9/30/08	Six Months Ended 9/30/08
Actual	$1,000.00	$ 866.70	$7.52
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.12

*
Expenses are equal to the FUND’s annualized expense ratio of 1.611%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period ended September 30, 2008).

DIRECTORS AND OFFICERS (Unaudited)

	Position(s)	Term of Office	Other
	Held with	and Length	Principal Occupation(s)	Directorships
Name, Address and Age	the Fund	of Time Served	During Past 5 Years	Held by Director

“Disinterested Persons”

William Marcy	Director	Indefinite, until	Executive Director of the Murdough	None
Age: 66		successor elected	Center for Engineering Professionalism
Address: 4607 27th Street			and the National Institute for
Lubbock, Texas 79410		Since 2006	Engineering Ethics, Texas Tech
University. He is a former Provost
and Senior Vice President for
Academic Affairs, Texas Tech
University.

John H. Wilson	Chairman	Indefinite, until	President of U.S. Equity Corporation,	Capital Southwest
Age: 66	and Director	successor elected	a venture capital firm since 1983.	Corporation, Encore
Address:				Wire Corporation,
1000 Three Lincoln Centre		Since 1992		Palm Harbor
5430 LBJ Freeway LB3				Homes, Inc.
Dallas, Texas 75240

“Interested Persons”

Gary B. Wood, Ph.D.*	President,	Indefinite, until	President, Secretary, Treasurer and	OmniMed Corporation
Age: 59	Chief	successor elected	a Director of the Advisor and	eOriginal, Inc.,
Address:	Compliance	(as Director)	Concorde Capital Corporation, a	COMM Group, Inc.
1000 Three Lincoln Centre	Officer,		former investment advisory firm
5430 LBJ Freeway LB3	Treasurer and	One-year term	affiliated with the Advisor. He is
Dallas, Texas 75240	Director	(as officer)	also Chairman of the Board and
Interim CEO of International
		Since 1987	Hospital Corporation and its
subsidiaries, which owns, develops
and manages private healthcare
facilities in Mexico, Central America
and Brazil.

John A. Stetter	Secretary	One-year term	Vice President and Portfolio
Age: 53			Manager for the Advisor.
Address:		Since 1998
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

*	Dr. Wood is a director who is an “interested person” of FUND as that term is defined in the Investment Company Act of 1940.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Concorde Investment Management
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

OFFICERS
Gary B. Wood, Ph.D.
President and Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)

(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-294-1699.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2008	FYE 09/30/2007
Audit Fees	$17,000	$16,000
Audit-Related Fees	None	None
Tax Fees	$1,000	$1,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2008	FYE 09/30/2007
Registrant	None	None
Registrant’s Investment Adviser	$2,150	$1,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed November 18, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*  /s/Gary B. Wood
Gary B. Wood, President

Date                      12/8/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Gary B. Wood
Gary B. Wood, President

Date                      12/8/2008

By (Signature and Title)* /s/Gary B. Wood
Gary B. Wood, Treasurer

Date                      12/8/2008

* Print the name and title of each signing officer under his or her signature.